                                                                    EXHIBIT 10.3

                                   AMENDMENT

              AMENDMENT, dated as of September 30, 1999 (this "Amendment"), to
                                                               ---------
the Master Loan and Security Agreement, dated as of July 20, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Loan Agree-
                                                                  -----------
ment"), among NEW CENTURY MORTGAGE CORPORATION,  a California corporation
----
("New Century"), NC CAPITAL CORPORATION, a California corporation ("NCCC" and,
  -----------                                                       ----
together with New Century, the "Borrowers") and PAINE WEBBER REAL ESTATE
                                ---------
SECURITIES INC., a Delaware corporation (the "Lender").
                                              ------

                                   RECITALS

              The Borrowers have requested the Lender to increase the Maximum Credit under the Loan Agreement, from $300 million to $400 million. The Lender is willing to agree to such a request on condition that the Borrowers execute this Amendment.

               NOW, THEREFORE, in consideration of the Lender agreeing to increase the Maximum Credit and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers and the Lender hereby agree as follows:

               1.   Defined Terms.  Unless otherwise defined herein, terms
                    -------------
defined in the Loan Agreement are used herein as therein defined.

               2.   Amendments.
                    ----------
                    a. Section 1 of the Loan Agreement is hereby amended by adding the following definitions:

                ""Fatal Exception" shall heave the meaning assigned thereto in
                  ---------------
the Custodial Agreement."

                ""Fatal Exception Report" shall mean the schedule of Mortgage
                  ----------------------
Loan and exception report prepared by the Custodian pursuant to the Custodial Agreement including each Mortgage Loan with a Fatal Exception."

                    b. Section 5.02 of the Loan Agreement is hereby amended by inserting a new subsection (1) as follows:

                "(1) the Lender shall have received from the Custodian the Fatal Exception Report, if any, in respect of Mortgage Loans which are not eligible to be pledged hereunder on such Business Day which have Fatal Exception;"

                    c. Schedule 1, Part I to the Loan Agreement is hereby amended by inserting a new subsection (uu) as follows:

         "(uu) Fatal Exception.  No Mortgage Loan has a Fatal Exception."
               ---------------

         3.    Effectiveness.  This Amendment shall become effective upon
               -------------
execution by the Borrowers and the Lender.

         4.    Representations and Warranties.  To induce the Lender to enter
               ------------------------------
into this Amendment, each of the Borrowers hereby represents and warrants to the Lender that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Loan Documents and the other documents relating thereto will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

         5.    No Other Amendments.  Except as expressly amended hereby, the
               -------------------
Loan Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

         6.    Counterparts.  This Amendment may be executed by one or more of
               ------------
the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         7.    Expenses.  The Borrowers agree to pay and reimburse the Lender
               --------
for all of the out-of-pocket costs and expenses incurred by the Lender in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Lender.

         8.    Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
               --------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                           [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.


                                           BORROWERS

                                           NEW CENTURY MORTGAGE
                                             CORPORATION

                                           By:  ^illegible signature^
                                              ----------------------------
                                              Name:
                                              Title:


                                           NC CAPITAL CORPORATION

                                           By:  ^illegible signature^
                                              ----------------------------
                                              Name:
                                              Title:


                                           PAINE WEBBER REAL ESTATE
                                             SECURITIES INC.

                                           By:
                                              ----------------------------
                                              Name:
                                              Title:

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.


                                            BORROWERS

                                            NEW CENTURY MORTGAGE
                                              CORPORATION

                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                            NC CAPITAL CORPORATION

                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                            LENDER

                                            PAINE WEBBER REAL ESTATE
                                              SECURITIES INC.

                                            By: /s/ ROBERT CARPENTER
                                               -----------------------------
                                               Name: Robert Carpenter
                                               Title: First Vice President

                                             Address For Notices:

                                             PAINE WEBBER REAL ESTATE
                                             SECURITIES INC.
                                             1285 AVENUE OF THE AMERICAS
                                             NEW YORK, NEW YORK,   10019